UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 1, 2022
(Date of earliest event reported)

STEVEN MADDEN, LTD.
(Exact name of registrant as specified in its charter)

Delaware	000-23702	13-3588231
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52-16 Barnett Avenue, Long Island City, New York 11104

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (718) 446-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SHOO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 2, 2022, Steven Madden, Ltd. (the “Company”) issued a press release, furnished as Exhibit 99.1 and incorporated into this Item 2.02 by reference, announcing the Company’s financial results for the third quarter of its fiscal year ending December 31, 2022.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 1, 2022, the Company’s Board of Directors approved and adopted an amendment and restatement of the Company’s bylaws (the “Amended and Restated By-Laws”), effective immediately. Among the changes contained in the Amended and Restated By-Laws are the following:

●	requirement for a stockholder submitting a nomination notice to make a representation as to whether such stockholder intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 under the Securities Exchange Act of 1934, as amended, and to provide reasonable evidence that certain requirements of such rule have been satisfied;
●	requirement that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white, which is reserved for the Company’s nominees;
●	updated provision regarding notice of an adjournment of any meeting of stockholders;
●	updated provisions regarding the availability of the list of stockholders entitled to vote at a stockholders meeting to align with recent changes to the Delaware General Corporation Law; and
●	other immaterial or non-substantive administrative or clarifying changes.

The Amended and Restated By-Laws are filed herewith as Exhibit 3.1. The foregoing description of the changes contained in the Amended and Restated By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated By-Laws, which is incorporated herein by reference.

Item 8.01 Other Events.

The Company’s press release on November 2, 2022 also announced that the Company’s Board of Directors has declared a quarterly cash dividend of $0.21 per share on the Company’s outstanding shares of common stock. The dividend is payable on December 30, 2022 to stockholders of record as of the close of business on December 16, 2022.

The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished, and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in Item 2.02 of this Current Report is not intended to, and does not, constitute a determination or admission by the Company that the information in Item 2.02 of this Current Report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Second Amended and Restated By-Laws of the Company, dated as of November 1, 2022.

99.1	Press Release, dated November 2, 2022, announcing the Company’s 2022 Third Quarter Results and Declaration of a Cash Dividend.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 2, 2022

STEVEN MADDEN, LTD.

By:	/s/ Edward Rosenfeld
Name:	Edward Rosenfeld
Title:	Chief Executive Officer